DISBURSEMENT AUTHORIZATION AND CASH PAYMENT SUMMARY

DATE AND PARTIES. The date of this Disbursement Authorization and Cash Payment Summary is August 30, 2024. The parties and their addresses are:

LENDER:

NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC.

d/b/a BayPort Credit Union One BayPort Way

Suite 350

Newport News, VA 23606 Telephone: (757) 873-4037

BORROWER:

GIPVA 2510 WALMER AVE, LLC

a Delaware Limited Liability Company 401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

Loan Number: 452011-60

1.
DEFINITIONS. As used in this Disbursement Authorization and Cash Payment Summary, the terms have the following meanings:
A.
Pronouns. The pronouns "I", "me" and "my" refer to all Borrowers signing this Disbursement Authorization and Cash Payment Summary, individually and together. "You" and "Your" refer to the Lender.
B.
Loan. "Loan" refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Disbursement Authorization and Cash Payment Summary.
2.
DISBURSEMENT SUMMARY. The following summarizes the disbursements from the Loan.

Loan

Cash Paid In

Amount Contributed by Borrower

$5,081.00

$0.00

$7,180,362.80

Total Cash Received Disbursed to Borrowers	$7,180,362.80	$5,081.00
Disbursed to Lender	$5,050.00
Disbursed to Other Payees	$31.00
Total Amounts Disbursed		$7,185,443.80
Amount Remaining To Be Disbursed		$0.00
Undisbursed Fees/Charges		$0.00

3.
DISBURSEMENT AUTHORIZATION. I authorize you to disburse the following amounts from my Loan.

DISBURSED TO:	DATE:		AMOUNT DISBURSED:
Disbursements to Borrower:			$7,180,362.80
Principal balance of account #452011-60	08/30/2024	$7,180,362.80
Disbursements to Lender:			$0.00
Disbursements to third parties:			$0.00

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TOTAL DISBURSED:	$7,180,362.80

4.
CASH PAYMENT SUMMARY. The following loan charges are cash payments collected prior to or at settlement.

DISBURSED TO:	DATE:			AMOUNT DISBURSED:
Cash Fees & Charges disbursed to Lender:	08/30/2024			$5,050.00
UCC-3 Continuation Filing			$50.00	B
Loan Renewal			$5,000.00	B
Cash Fees & Charges disbursed to third parties:				$31.00
Public Officials:	08/30/2024		$31.00
DOT Modification Recording		$31.00 B

Items marked with an asterisk (*) have been paid outside of closing in whole or in part

Items marked with a (B) are paid by borrower, Items marked with a (S) are paid by seller, Items marked with a (L) are paid by lender, Items marked with a

(T) are paid by third party

TOTAL OF CASH PAYMENTS:

$5,081.00

Amount remaining to be disbursed, if any: $0.00

I acknowledge receipt of a copy of this Disbursement Authorization and Cash Payment Summary on August 30, 2024.

BORROWER:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman

Date 8.30.24 David Sobelman, President

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Space Above This Line For Recording Data Parcel Identification Number: 45673400

Return To: Business Lending Dept., Newport News Shipbuilding Employees' CU, Inc., One BayPort Way Suite 350, Newport News, VA 23606

This document was prepared by Operations Department, Luera Commercial Solutions, LLC, 1591 Summit Lake Drive #100, Tallahassee, FL 32317

Amount of Consideration:

MODIFICATION OF DEED OF TRUST

DATE AND PARTIES. The date of this Real Estate Modification (Modification) is August 30, 2024. The parties and their addresses are:

GRANTOR:

GIPVA 2510 Walmer Ave, LLC

A Delaware Limited Liability Company

401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

TRUSTEE:

James B. MEARS

One BayPort Way - Suite 350 Newport News, VA 23606

Jennifer J. COYNE

One BayPort Way - Suite 350 Newport News, Virginia 23606

LENDER:

Newport News Shipbuilding Employees' Credit Union, Inc.

Organized and existing under the laws of Virginia d/b/a BayPort Credit Union

One BayPort Way Suite 350

Newport News, VA 23606

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1.
CERTIFICATION FOR STATE RECORDATION TAX PURPOSES. Pursuant to Va. Code §

58.1-809, this is a modification of the original debt and Deed of Trust that is certified to be recorded in the Clerk's Office, Circuit Court of Norfolk, Virginia, in Instrument No. 190019402, on which the state recordation tax for the original debt was paid.

2.
BACKGROUND. Grantor and Lender entered into a security instrument dated September 30, 2019 and recorded on October 2, 2019 (Security Instrument). The Security Instrument was recorded in the records of the City of Norfolk, Virginia at Instrument No. 190019402 and covered the following described Property:

SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF

The property is located in the City of Norfolk, Virginia at 2510 Walmer Avenue, Norfolk, Virginia 23513.

3.
MODIFICATION. For value received, Grantor and Lender agree to modify the Security Instrument as provided for in this Modification.

The Security Instrument is modified as follows:

A. Secured Debt. The secured debt provision of the Security Instrument is modified to read:

(1)
Secured Debts. The term "Secured Debts" includes and this Security Instrument will secure each of the following:
(a)
Specific Debts. The following debts and all extensions, renewals, refinancings, modifications and replacements. A promissory note or other agreement, No. 452011-60, dated September 30, 2019, from Grantor to Lender, with a modified loan amount of $7,180,362.80 and maturing on August 30, 2029.
(b)
All Debts. All present and future debts from Grantor to Lender, even if this Security Instrument is not specifically referenced, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Security Instrument, each agrees that it will secure debts incurred either individually or with others who may not sign this Security Instrument. Nothing in this Security Instrument constitutes a commitment to make additional or future loans or advances. Any such commitment must be in writing. This Security Instrument will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices. This Security Instrument will not secure any debt for which a security interest is created in "margin stock" and Lender does not obtain a "statement of purpose," as defined and required by federal law governing securities. This Modification will not secure any other debt if Lender, with respect to that other debt, fails to fulfill any necessary requirements or fails to conform to any limitations of the Truth in Lending Act (Regulation Z) or the Real Estate Settlement Procedures Act (Regulation X) that are required for loans secured by the Property.
(c)
Sums Advanced. All sums advanced and expenses incurred by Lender under the

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terms of this Security Instrument.

4.
WARRANTY OF TITLE. Grantor warrants that Grantor continues to be lawfully seized of the estate conveyed by the Security Instrument and has the right to irrevocably grant, convey and sell the Property to Trustee, in trust, with power of sale. Grantor also warrants that the Property is unencumbered, except for encumbrances of record.
5.
CONTINUATION OF TERMS. Except as specifically amended in this Modification, all of the terms of the Security Instrument shall remain in full force and effect.

SIGNATURES. By signing under seal, Grantor agrees to the terms and covenants contained in this Modification. Grantor also acknowledges receipt of a copy of this Modification.

GRANTOR:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman (Seal) David Sobelman, President

Date 8.30.24

STATE OF Florida, COUNTY OF Hillsborough

The foregoing instrument was acknowledged before me by David Sobolman, as President of Generation Income Properties, Inc., as General Partner of Generation Income Properties, L.P., as Sole Member of GIPVA 2510 Walmer Ave, LLC, a Limited Liability Company, on behalf of the Limited Liability Company.

/s/ Emily Cusmano

(Notary Public)

My Commission Expires:4.10.27

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EXHIBIT "A"

Legal Description

PARCEL 1:

ALL THAT certain lot, piece or parcel of land, together with the appurtenances thereunto belonging, situate, lying and being in the City of Norfolk, Virginia, and known, numbered and designated on a certain plat entitled, "Plat Showing Parcels 48 & 49, Norfolk Commerce Park, Phase Ill", dated July 1, 1988, made by Division of Surveys, Department of Public Works, Norfolk, Virginia, as Parcel 49, said plat being of record in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia in Map Book 45, at Page 36.

PARCEL 2:

ALL THAT certain lot, piece or parcel of land, situate, lying and being in the City of Norfolk, State of Virginia, known, numbered and designated as Parcel 56, on that certain plat entitled, "Plat Showing Parcel 56, Phase Ill, Norfolk Commerce Park", dated June 5, 1989, made by Division of Surveys, Department of Public Works, Norfolk, Virginia, which plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia in Map Book 45, at Page 109; reference to said plat being hereby made to said plat for a more particular description of said property.

4

PRIOR OBLIGATION INFORMATION	LOAN NUMBER 452011-60	ACCT. NUMBER NOTE DATE NOTE AMOUNT 09/30/19 $8,260,000.00	MATURITY DATE 09/30/24
	LOAN NUMBER	ACCT. NUMBER MODIFICATION DATE	NOTE AMOUNT
	452011-60	August 30, 2024	$7,180,362.80
AMENDED OBLIGATION INFORMATION	MATURITY DATE	INDEX (w/margin) INTEREST RATE	INITIALS
	08/30/29	Not Applicable 6.150%	DB
Creditor Use Only

DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is August 30, 2024. The parties and their addresses are:

LENDER:

NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC.

d/b/a BayPort Credit Union One BayPort Way

Suite 350

Newport News, VA 23606 Telephone: (757) 873-4037

BORROWER:

GIPVA 2510 WALMER AVE, LLC

a Delaware Limited Liability Company 401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

1.
DEFINITIONS. In this Modification, these terms have the following meanings:
A.
Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Loan. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.
B.
Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.
C.
Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.
D.
Modification. Modification refers to this Debt Modification Agreement.
E.
Prior Obligation. Prior Obligation refers to my original agreement described above in the PRIOR OBLIGATION INFORMATION section, and any subsequent extensions, renewals, modifications or substitutions of it.
2.
BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $7,180,362.80. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.
3.
CONTINUATION OF TERMS. I agree and understand that all other terms and provisions in the Prior Obligation survive and continue in full force and effect, except to the extent that they are specifically and expressly amended by this Modification. The express amendment of a term does not amend related or other terms - even if the related or other terms are contained in the same section or paragraph of the Prior Obligation. For illustration purposes only, a modification of the interest rate to be paid during the term of the loan would not modify the default rate of interest even though both of those terms are described in the Prior

Obligation in a common section titled "Interest". The term "Prior Obligation" includes the original instrument and any modifications prior to this Modification.
4.
TERMS. The Prior Obligation is modified as follows:
A.
Interest. Our agreement for the payment of interest is modified to read:

(1I INTEREST. Interest will accrue on the unpaid Principal balance of the Loan at the rate of 6.150 percent (Interest Rate).

B.
Maturity and Payments. The maturity and payment provisions are modified to read:

(11 PAYMENT. I agree to pay the Loan in 60 payments. The Loan is amortized over 240 payments. I will make 59 payments of

$52,079.73 beginning on September 30, 2024, and on the 30th day of each month thereafter. A single "balloon payment" of the entire unpaid balance of Principal and interest will be due August 30, 2029.

Payments will be rounded up to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

C.
Security. The security provision is modified to read:

( 11 Existing Collateral Added. The following previously executed security instruments or agreements are added as security for the Amended Obligation: Deed of Trust dated September 30, 2019, recorded October 2, 2019 4: 11 PM, Instrument NO. 190019402 in the City of Norfolk, Virginia; and

Assignment of Leases and Rents dated September 30, 2019, recorded October 2, 2019 4:12 PM, Instrument NO. 190019406 in the City of Norfolk, Virginia; and

UCC Financing Statement filed October 8, 2019 10:39 AM with the Norfolk Circuit Court Clerk; and

UCC Financing Statement filed October 1, 2019 9:39 PM with the Delaware Department of State U.C.C. Filing Section, U.C.C. Initial Filing No: 2019 6844695.

D.
Fees and Charges. As additional consideration for your consent to enter into this Modification, I agree to pay, or have paid these additional fees and charges:

(11 Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay the Loan before the scheduled maturity date.

DOT Modification Recording. A(nl DOT Modification Recording fee of $31.00 payable from separate funds on or before today's date.

UCC-3 Continuation Filing. A(nl UCC-3 Continuation Filing fee of $50.00 payable from separate funds on or before today's date. Loan Renewal. A(nl Loan Renewal fee of $5,000.00 payable from separate funds on or before today's date.

(21 Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

5.
WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.
6.
REASON(SI FOR MODIFICATION. To modify the Interest Rate from 4.250% to 6.150% and to extend the Maturity Date an additional sixty (601 months.
7.
SIGNATURES. By signing under seal, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

BORROWER:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman (Seal) David Sobelman, President

Date 8.30.24

LENDER:

Newport News Shipbuilding Employees' Credit Union, Inc.

By /s/ Denise Brown (Seal) Denise Brown, Commercial Banker

Date 8.30.24

ACKNOWLEDGMENT AND CONSENT BY GUARANTOR.

I agree to the terms contained in this Modification and acknowledge receipt of a copy of this Modification.

/s/ David Sobelman (Seal) David Sobelman

Date 8.30.24

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman (Seal) David Sobelman, President

Date 8.30.24 _

Generation Income Properties, Inc.

By /s/ David Sobelman (Seal) David Sobelman, President

Date 8.30.24

NOTICE AND CONSENT TO MODIFICATION AND CONFIRMATION OF GUARANTY BY GUARANTOR

DATE AND PARTIES. The date of this Notice And Consent To Modification And Confirmation Of Guaranty By Guarantor (Notice) is March 17, 2021. The parties and their addresses are:

LENDER:

NEWPORT NEWS SHIPBUILDING EMPLOYEES' CREDIT UNION, INC.

d/b/a BayPort Credit Union One BayPort Way

Suite 350

Newport News, VA 23606 Telephone: (757) 873-4037

BORROWER:

GIPVA 2510 WALMER AVE, LLC

401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

GUARANTOR:

DAVID SOBELMAN

3117 W Oaklyn Avenue Tampa, FL 33609

GENERATION INCOME PROPERTIES, L.P.

401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

GENERATION INCOME PROPERTIES, INC.

401 E. Jackson Street, Ste. 3300

Tampa, FL 33602

1.
DEFINITIONS. In this Notice, these terms have the following meanings:
A.
Pronouns. The pronouns "I", "me" and "my" refer to all persons or entities signing this Notice, individually and together with their heirs, successors and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Modification or Prior Obligation.
B.
Modification. Modification refers to the Debt Modification Agreement dated March 17, 2021 and executed by you and the Borrower.
C.
Prior Obligation. Prior Obligation refers to the Borrower's existing agreement to pay you money, dated September 30, 2019 and all amendments thereto.
D.
Property. Property refers to any property, real, personal or intangible, pledged by me to secure the Guaranty.
E.
Guaranty. Guaranty refers to my previous agreement to absolutely and unconditionally promise to pay you and guarantee to you the full and prompt payment of the Prior Obligation.
2.
NOTICE TO GUARANTOR. I acknowledge that the Borrower has requested a modification to the terms of the Prior Obligation and that you have agreed to modify the Prior Obligation, subject to the terms and conditions contained in the Modification. A copy of the Modification is attached to this Notice.
3.
CONSENT BY GUARANTOR. I unconditionally consent to the Modification. Except to the extent that the Modification expressly modifies the terms and conditions of the Prior Obligation, I acknowledge that the terms and conditions of the Prior Obligation and the Guaranty continue in full force and effect.
4.
CONFIRMATION OF GUARANTY BY GUARANTOR. I represent and confirm that:
A.
I continue to guarantee the debt(s), liabilities and obligations of the Borrower according to the terms of the Guaranty, and notwithstanding

1

the Modification or any action or undertakings preceding the date of this Notice.
B.
Any Property given to secure the Guaranty continues to secure the Guaranty as herein confirmed.
C.
The Guaranty, as herein confirmed, remains in full force and effect, notwithstanding any action or undertakings by or against you with respect to the Property, the Prior Obligation, or any other guaranty thereof.

2

SIGNATURES. I agree to the terms contained in this Notice. I also acknowledge receipt of a copy of this Notice.

GUARANTOR:

/s/ David Sobelman Date 8.30.24 David Sobelman

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman Date 8.30.24 David Sobelman, President

Generation Income Properties, Inc.

By /s/ David Sobelman Date 8.30.24 _ David Sobelman, President

3

AUTHORIZATION

to Guaranty by Corporation

1.
ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc. certify that:
A.
I am designated to execute this Authorization on behalf of Generation Income Properties, Inc., Federal Tax Identifying Number 47-4427295 (Corporation).
B.
I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.
C.
Corporation is properly formed and validly existing under the laws of Maryland and that Corporation has the power and authority to conduct business and other activities as now being conducted.
D.
Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Corporation properly adopted these authorizations and appointed the Agents and me to act on its behalf.
E.
Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.
F.
Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.
2.
GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:
A.
Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Corporation the financial accommodations indicated in this Authorization.
B.
All prior transactions obligating Corporation to Financial Institution by or on behalf of Corporation are ratified by execution of this Authorization.
C.
Any Agent, while acting on behalf of Corporation, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.
D.
The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.
E.
Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.
F.
Corporation agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.
G.
Financial Institution may verify credit history of Corporation by obtaining a credit report from a credit reporting agency or any other necessary means.
3.
SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity

David Sobelman, President of Generation Income Properties, Inc.

Signature

Facsimile Signature

/s/ David Sobelman /s/

Corporation authorizes and directs the designated Agents to act, as indicated, on Corporation's behalf to:

A.
Guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Corporation now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by David Sobelman and requires one authorized signature.

B.
Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

C.
Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

1

4.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Corporation on March 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, Inc.

By /s/ David Sobelman (Seal)

David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # _ Authorization and agreement completed and effective by

Finanancial Institution.

2

AUTHORIZATION

to Guaranty by Corporation

1.
ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc. certify that:
A.
I am designated to execute this Authorization on behalf of Generation Income Properties, Inc., Federal Tax Identifying Number 47-4427295 (Corporation).
B.
I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.
C.
Corporation is properly formed and validly existing under the laws of Maryland and that Corporation has the power and authority to conduct business and other activities as now being conducted.
D.
Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Corporation properly adopted these authorizations and appointed the Agents and me to act on its behalf.
E.
Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.
F.
Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.
2.
GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:
A.
The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.
B.
Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.
3.
SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative Entity's Name and Relationship to Authorizing Entity

David Sobelman, President of Generation Income Properties, Inc.

Signature /s/ David Sobelman

Corporation authorizes and directs the designated Agents to act, as indicated, on Corporation's behalf to:

A.
Cause Generation Income Properties, L.P. to guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also cause Generation Income Properties, L.P. to grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Generation Income Properties, L.P. now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by David Sobelman and requires one authorized signature.

B.
Cause Generation Income Properties, L.P. to periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

C.
Cause Generation Income Properties, L.P. to execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by David Sobelman and requires one authorized signature.

4.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

1

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Corporation on August 30, 2024.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, Inc.

By/s/ David Sobelman (Seal) David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # _ Authorization and agreement completed and effective by fo the Financial Institution.

2

AUTHORIZATION

by Limited Liability Company

1.
ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P., Sole Member of GIPVA 2510 Walmer Ave, LLC certify that:
A.
I am designated to execute this Authorization on behalf of GIPVA 2510 Walmer Ave, LLC, Federal Tax Identifying Number 84-2448146 (Limited Liability Company).
B.
I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.
C.
Limited Liability Company is properly formed and validly existing under the laws of Delaware and that Limited Liability Company has the power and authority to conduct business and other activities as now being conducted.
D.
Limited Liability Company has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Liability Company properly adopted these authorizations and appointed the Agents and me to act on its behalf.
E.
Limited Liability Company will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Liability Company's existing name, trade names, fictitious names and franchises.
F.
Limited Liability Company will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Liability Company will be fully liable for failing to notify Financial Institution of these material changes.
2.
GENERAL AUTHORIZATIONS. I certify Limited Liability Company authorizes and agrees that:
A.
Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Limited Liability Company the financial accommodations indicated in this Authorization.
B.
All prior transactions obligating Limited Liability Company to Financial Institution by or on behalf of Limited Liability Company are ratified by execution of this Authorization.
C.
Any Agent, while acting on behalf of Limited Liability Company, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.
D.
The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Liability Company.
E.
Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.
F.
Limited Liability Company agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.
G.
Financial Institution may verify credit history of Limited Liability Company by obtaining a credit report from a credit reporting agency or any other necessary means.
3.
SPECIFIC AUTHORIZATIONS. Limited Liability Company agrees that the following persons (Agents) are authorized to act on behalf of Limited Liability Company in fulfilling the purposes of this Authorization:

Generation Income Properties, L.P., Sole Member

Limited Liability Company authorizes and directs the designated Agents to act, as indicated, on Limited Liability Company's behalf to:

A.
Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Limited Liability Company on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

B.
Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Liability Company now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Limited Liability Company to Financial Institution.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

C.
Receive and acknowledge receipt for funds, whether payable to the order of Limited Liability Company or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

D.
Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

E.
Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

1

This power may only be exercised by Generation Income Properties, L.P. and requires one authorized signature.

2

4.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Liability Company on August 30, 2024.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

GIPVA 2510 Walmer Ave, LLC

By Generation Income Properties, L.P., Sole Member

By Generation Income Properties, Inc., General Partner

By/s/ David Sobelman (Seal) David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # Authorization and agreement completed and effective by

fotrheFinancial Institution.

3

AUTHORIZATION

to Guaranty

by Limited Partnership

1.
ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P. certify that:
A.
I am designated to execute this Authorization on behalf of Generation Income Properties, L.P., Federal Tax Identifying Number (Limited Partnership).
B.
I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.
C.
Limited Partnership is properly formed and validly existing under the laws of Delaware and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.
D.
Limited Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.
E.
Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.
F.
Limited Partnership will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.
2.
GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:
A.
Newport News Shipbuilding Employees' Credit Union, Inc. (Financial Institution) is designated to provide Limited Partnership the financial accommodations indicated in this Authorization.
B.
All prior transactions obligating Limited Partnership to Financial Institution by or on behalf of Limited Partnership are ratified by execution of this Authorization.
C.
Any Agent, while acting on behalf of Limited Partnership, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.
D.
The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.
E.
Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.
F.
Limited Partnership agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.
G.
Financial Institution may verify credit history of Limited Partnership by obtaining a credit report from a credit reporting agency or any other necessary means.
3.
SPECIFIC AUTHORIZATIONS. Limited Partnership agrees that the following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Generation Income Properties, Inc., General Partner

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A.
Guaranty the payment and performance of all debts, liabilities and obligations, and their renewals, extensions, refinancing and modifications, that GIPVA 2510 Walmer Ave, LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Limited Partnership now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

B.
Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

C.
Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

4.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

1

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on August 30, 2024.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman (Seal) David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # _ Authorization and agreement completed and effective by

fotrheFinancial Institution.

2

AUTHORIZATION

by Limited Partnership

1.
ENTITY CERTIFICATIONS. I, David Sobelman, President of Generation Income Properties, Inc., General Partner of Generation Income Properties, L.P. certify that:
A.
I am designated to execute this Authorization on behalf of Generation Income Properties, L.P., Federal Tax Identifying Number (Limited Partnership).
B.
I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.
C.
Limited Partnership is properly formed and validly existing under the laws of Delaware and that Limited Partnership has the power and authority to conduct business and other activities as now being conducted.
D.
Limited Partnership has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Limited Partnership properly adopted these authorizations and appointed the Agents and me to act on its behalf.
E.
Limited Partnership will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Limited Partnership's existing name, trade names, fictitious names and franchises.
F.
Limited Partnership will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Limited Partnership will be fully liable for failing to notify Financial Institution of these material changes.
2.
GENERAL AUTHORIZATIONS. I certify Limited Partnership authorizes and agrees that:
A.
The signatures of the Agents are conclusive evidence of their authority to act on behalf of Limited Partnership.
B.
Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.
3.
SPECIFIC AUTHORIZATIONS. Limited Partnership agrees that the following persons (Agents) are authorized to act on behalf of Limited Partnership in fulfilling the purposes of this Authorization:

Generation Income Properties, Inc., General Partner

Limited Partnership authorizes and directs the designated Agents to act, as indicated, on Limited Partnership's behalf to:

A.
Cause GIPVA 2510 Walmer Ave, LLC to borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of GIPVA 2510 Walmer Ave, LLC on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

B.
Cause GIPVA 2510 Walmer Ave, LLC to grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that GIPVA 2510 Walmer Ave, LLC now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by GIPVA 2510 Walmer Ave, LLC to Financial Institution.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

C.
Cause GIPVA 2510 Walmer Ave, LLC to receive and acknowledge receipt for funds, whether payable to the order of GIPVA 2510 Walmer Ave, LLC or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

D.
Cause GIPVA 2510 Walmer Ave, LLC to periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

E.
Cause GIPVA 2510 Walmer Ave, LLC to execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Generation Income Properties, Inc. and requires one authorized signature.

4.
INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

1

SIGNATURES. By signing under seal, I certify and agree to the terms contained in this Authorization on behalf of Limited Partnership on August 30, 2024.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

Generation Income Properties, L.P.

By Generation Income Properties, Inc., General Partner

By /s/ David Sobelman (Seal) David Sobelman, President

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan # _ Authorization and agreement completed and effective by

fotrheFinancial Institution.

2